SUMMARY PROSPECTUS June 2, 2014

AllianceBernstein Discovery Growth Fund

Ticker: Class Z–CHCZX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), dated November 1, 2013, as amended June 2, 2014, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

PRO-0101-DG-Z-0614

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z Shares
Management Fees	.64%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Transfer Agent	.02%
Other Expenses	.04%

Total Other Expenses*	.06%

Total Annual Fund Operating Expenses	.70%

*	Total Other Expenses are based on estimated amounts for the current fiscal year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Z Shares
After 1 Year	$69
After 3 Years	$222
After 5 Years	$388
After 10 Years	$869

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small-and mid-capitalization companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of June 30, 2013, there were approximately 4,292 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $14.2 billion. Because the Fund’s definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Fund may define small- and mid-capitalization companies using a different classification system.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights and warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.AllianceBernstein.com (click on “Individuals—U.S.” then “Products & Performance”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

In November 2008, the Fund implemented its current investment policies (previously it had invested primarily in “mid-capitalization” companies) and also changed its name and portfolio management team at that time. Accordingly, the performance shown below for periods prior to November 2008 may not be representative of the Fund’s performance under its current investment policies. Effective November 1, 2012, the Fund changed its name to AllianceBernstein Discovery Growth Fund.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. The annual returns for the Fund’s Class Z shares are not presented in the bar chart and would differ from the annual returns of the Fund’s Class A shares only to the extent that the Class Z shares have lower expenses because the shares are invested in the same portfolio of securities. Through March 31, 2014, the year-to-date unannualized return for Class A shares was 0.74%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 19.95%, 3rd quarter, 2010; and Worst Quarter was down -30.35%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2013)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	32.56%	26.36%	9.12%

	Return After Taxes on Distributions	30.80%	26.02%	8.35%

	Return After Taxes on Distributions and Sale of Fund Shares	19.78%	21.89%	7.36%
Class Z**	Return Before Taxes	38.87%	27.83%	9.91%
Russell 2500® Growth Index (reflects no deduction for fees, expenses, or taxes)		40.65%	24.03%	10.11%

*	After-tax Returns:

–	Are shown for Class A shares only and will vary for Class Z shares because Class Z shares have a different expense ratio;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	Inception date for Class Z shares: June 2, 2014. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund’s Class A shares adjusted to reflect the lower expense ratio of Class Z shares.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Bruce K. Aronow	Since 2008	Senior Vice President of the Adviser

N. Kumar Kirpalani	Since 2008	Senior Vice President of the Adviser

Samantha S. Lau	Since 2008	Senior Vice President of the Adviser

Wen-Tse Tseng	Since 2008	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class Z Shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-0101-DG-Z-0614

S-4